                                                                   EXHIBIT 99.1

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         The undersigned, as the chief executive officer and chief financial officer of FCB Financial Corp., certifies that the Quarterly Report on Form
10-Q for the period ended September 30, 2002, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of FCB Financial Corp. at the dates and for the periods indicated. The foregoing certification is made pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350) and shall not be relied upon for any other purpose.

         Dated this 13th day of November, 2002.



                                      /s/ Brian R. Foster
                                      ----------------------------------------
                                      Brian R. Foster
                                      Chief Executive and Financial Officer